Cash and Cash Equivalents and Restricted Cash and Cash Equivalents	3 Months Ended
Mar. 31, 2013
Cash and Cash Equivalents [Abstract]
Cash and Cash Equivalents and Restricted Cash and Cash Equivalents
Cash and Cash Equivalents and Restricted Cash and Cash Equivalents
We consider all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.
In our Consolidated Statements of Cash Flows, we net cash flows from revolving borrowings in the line item "Proceeds (payments) under the revolving lines of credit, net."
Restricted cash and cash equivalents includes cash and cash equivalents that are not readily available for our normal disbursements. Restricted cash and cash equivalents are restricted for the purchase of revenue earning vehicles and other specified uses under our Fleet Debt facilities, for our Like-Kind Exchange Program, or "LKE Program," and to satisfy certain of our self-insurance regulatory reserve requirements. As of March 31, 2013 and December 31, 2012, the portion of total restricted cash and cash equivalents that was associated with our Fleet Debt facilities was $370.5 million and $494.0 million, respectively. The decrease in restricted cash and cash equivalents associated with our fleet debt of $123.5 million from December 31, 2012 to March 31, 2013 was primarily related to the timing of purchases and sales of revenue earning vehicles.